4Q10
Financial and operating results for the period ended December 31, 2010
February 23, 2011
Unless otherwise specified, comparisons in this presentation are between 4Q10 and 4Q09.
Exhibit 99.1

CNO Financial Group

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses and demand for our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non-guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof; (xii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and
Exchange Commission; (xxi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-
looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

Non-GAAP Measures
This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):
operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios. Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

CNO Financial Group

4Q10: Summary
CNO
▪ Net income of $168.2 million, compared to $18.2 million
▪ Net operating income* of $51.7 million, up 62%, or 18 cents per diluted share
▪ Consolidated RBC at 332%, up 12 percentage points from 9/30/10
▪ Holding company liquidity at $161 million, down $29 million from
 9/30/10 primarily reflecting the repayment of debt
▪ Debt to total capital ratio, as defined in our Senior Secured Credit
 Agreement 19.99%, down from 21.17% at 9/30/10
▪ AOCI of $238 million at 12/31/10 vs. AOCI of $688 million at 9/30/10
▪ Core sales** up 13% over 3Q10
*Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment or modification of debt, net of income taxes; (2)
net realized investment gains or losses, net of related amortization and income taxes; and (3) increases or decreases in the valuation allowance related to deferred tax assets (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because such items can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.
**Excludes PFFS and PDP.

CNO Financial Group

2010 vs. 2009 Summary
CNO
▪ Net income of $284.6 million, compared to $85.7 million
▪ Net operating income* of $181.9 million, up 11%, or 65 cents per diluted share
▪ Consolidated RBC at 332%, up 23 percentage points for the year
▪ Holding company liquidity at $161 million, up $15 million
▪ Debt to total capital ratio, as defined in our Senior Secured Credit
 Agreement 19.99%, down from 21.63% at 12/31/09
▪ AOCI of $238 million at 12/31/10 vs. AOCL of $(264) million at
 12/31/09
▪ Core sales** for the year down 5%
▪ Material weakness has been remediated
*Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment or modification of debt, net of income taxes; (2) net realized investment gains or losses, net of related amortization and income taxes; and (3) increases or decreases in the valuation allowance related to deferred tax assets (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because such items can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.
**Excludes PFFS and PDP.

Pre-Tax	After Tax	EPS
Bankers Life	$71.4		
Washington National	28.7		
Colonial Penn	5.8		
Other CNO Business	6.0		
Corporate operations and interest expense	(33.7)		
Operating income*	78.2	$51.7	$0.18
Decrease in valuation allowance for deferred tax assets	-	95.0	0.31
Loss on extinguishment of debt	(4.1)	(2.6)	(0.01)
Net realized investment gains	37.2	24.1	0.08
Total	$111.3	$168.2	$0.56

*Management believes that an analysis of earnings before net realized investment gains (losses) (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company's continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.

CNO Financial Group

4Q10 Summary of Results
CNO
($ millions, except per-share amounts)

4Q09	1Q10	2Q10	3Q10	4Q10
Bankers Life	$ 84.6	$ 53.2	$ 64.0	$ 95.5	$ 71.4
Washington National	23.0	27.6	21.1	27.2	28.7
Colonial Penn	5.9	5.3	7.6	7.8	5.8
Other CNO Business	(29.7)	(1.9)	8.8	(24.4)	6.0
Corporate operations, excluding interest expense	(12.8)	(5.0)	(11.8)	(12.3)	(13.7)
Total EBIT*	71.0	79.2	89.7	93.8	98.2
Corporate interest expense	(23.1)	(19.5)	(19.8)	(20.0)	(20.0)
Income before net realized investment gains (losses) and taxes	47.9	59.7	69.9	73.8	78.2
Tax expense on period income	15.9	21.5	25.0	26.7	26.5
Net operating income	32.0	38.2	44.9	47.1	51.7
Loss on extinguishment or modification of debt, net of income taxes	(8.3)	(1.2)	(0.6)	-	(2.6)
Net realized investment gains (losses)	(2.5)	(3.1)	(11.2)	2.3	24.1
Net income before valuation allowance for deferred tax assets	21.2	33.9	33.1	49.4	73.2
(Increase) decrease in valuation allowance for deferred tax assets	(3.0)	-	-	-	95.0
Net income	$ 18.2	$ 33.9	$ 33.1	$ 49.4	$ 168.2

CNO Financial Group

Quarterly Earnings
CNO
*Management believes that an analysis of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment or modification of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment or modification of debt; and (3)
net realized investment gains (losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income.
($ millions)

CNO Financial Group

Operating ROE
CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes loss on extinguishment or modification of debt, net realized investment gains (losses) and valuation allowance related to deferred tax assets. Equity excludes accumulated other comprehensive income (loss) and the value of net operating loss carryforwards. See Appendix for a reconciliation to the corresponding GAAP measure.
Average common shareholders’ equity, excluding AOCI/L and net operating loss carryforwards, trailing 4 quarters:	$2,551.1	$2,679.2	$2,808.3	$2,942.8	$3,048.5
($ millions)

CNO

4Q09
$0.15
1Q10
$0.14
2Q10
$0.16
3Q10
$0.16
4Q10
$0.18

CNO Financial Group

Operating EPS (Diluted)*
▪ Increased EPS despite dilution
 from recapitalization in 4Q09
*Operating earnings per share exclude loss on extinguishment or modification of debt, net realized investment gains (losses) and valuation allowance related to deferred tax assets. See Appendix for a reconciliation to the corresponding GAAP measure.
Weighted average diluted shares (in millions):	217.5	292.1	302.6	306.0	306.7

12/31/09	03/31/10	06/30/10	09/30/10	12/31/10
Shareholders' Equity (Excluding AOCI/L)	$3,796.7	$3,823.1	$3,864.0	$3,916.2	$4,087.0
Accumulated Other Comprehensive Income (Loss)	(264.3)	(103.0)	318.8	688.1	238.3
Total Shareholders' Equity	$3,532.4	$3,720.1	$4,182.8	$4,604.3	$4,325.3
Shares Outstanding	250.8	250.9	251.0	251.0	251.1
Book Value Per Share	$14.08	$14.83	$16.66	$18.34	$17.23
Book Value Per Share (Excluding AOCI/L)*	$15.14	$15.24	$15.39	$15.60	$16.28

CNO Financial Group

Book Value
CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
($ millions, except per-share amounts)
Book value per diluted share (excluding AOCI/L) as of December 31, 2010 was $14.23
 – Includes dilutive impact of $293.0 million of 7.0% debentures

Pre/After Tax GAAP Operating Income

CNO

($ millions)

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$223.4
$86.4
$137.0
$252.3
$87.7
$164.6
$281.6
$99.7
$181.9
2008
2009
2010
Net Operating Income
Tax Expense on Operating Income

CNO Financial Group

Statutory Earnings Power

($ millions)

CNO

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$246.6
$139.6
$107.0
$406.6
$137.1
$269.5
$411.6
$132.4
$279.2
2008
2009
2010
Pre-Tax Operating Income
Fees and Interest to Holding Company

CNO Financial Group

CNO

4Q09
309%
1Q10
319%
2Q10
318%
3Q10
320%
4Q10
332%
4Q09
$146.1
1Q10
$131.2
2Q10
$129.9
3Q10
$190.1
4Q10
$161.1

CNO Financial Group

Financial Strength
▪ RBC increased to 332% in 4Q10
 – Positive impact from statutory operating income
 (+22 points)
 – Impact of WNIC merger (+8 points)
 – Impact of capital losses (-7 points)
 – Other impacts, including surplus debenture
 interest and increase in total investments (-11
 points)
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
Consolidated RBC Ratio*
▪ Unrestricted cash held at the holding
 company decreased $29 million to $161
 million during 4Q10 primarily reflecting
 the repayment of debt
Liquidity
($ millions)
21.63%	21.56%	21.31%	21.17%	19.99%
Debt to Total Capital Ratio**
**as defined in our Senior Secured Credit Agreement. See appendix for reconciliation to GAAP measure.

CNO Financial Group

▪ Earnings of $71.4 million, down 16%
 – Results in 4Q10 were favorably impacted by $18 million from improved spreads and growth in the annuity block
 – Results in 4Q10 were unfavorably impacted by:
 • $4 million from unfavorable mortality
 • $3 million from unfavorable Med Supp persistency
 – Results in 4Q09 were favorably impacted by:
 • $11 million from PFFS business we assumed from Coventry, the last of which expired on January 1, 2010
 • $10 million due to positive development of long-term care reserves and the impact of policyholder actions following rate increases
 • A $6 million out-of-period correction
4Q Summary
Bankers Life

4Q09
$91.3
1Q10
$57.5
2Q10
$64.0
3Q10
$55.3
4Q10
$68.5

CNO Financial Group

Sales and Distribution Results
▪ Mixed sales results
 – Med Supp sales 2nd highest in Bankers’
 history
 – Life and Annuity sales better than
 industry results
 • 16% increase in life sales
 • 15% increase in annuity sales
 – LTC sales in line with expectations
Bankers Life
Quarterly NAP*
*PFFS and PDP sales are not comparable and are excluded from NAP in all periods; in addition, we no longer assume any of the risks on
PFFS contracts through reinsurance.
($ millions)
Med Supp policies issued (in thousands):	32.5	10.6	12.6	10.2	19.7

2,248
2,850
3,001
1,790
1,832
2,197
2004
2007
2010
Veteran
Non-veteran

2004
2007
2010
Medicare Supplement
Long Term Care
Life Insurance
Annuities

CNO Financial Group

Distribution Value Proposition
Bankers Life
Average Agent Counts
Diversified Product Suite (Share of Sales*)
4,682
4,038
5,198
$218.5
$222.4
$245.4
30%
30%
14%
26%
24%
24%
21%
31%
36%
13%
26%
25%
NAP in millions
*Excluding PFFS & PDP
▪ Needs based market focus able to reach middle market boomers and seniors with straightforward products
▪ Nationwide footprint with localized presence in key target markets (75% of sales take place within 10 miles of an agent’s home)
▪ Bankers “franchise” model - standardization and development of best practices in key activities (e.g. recruiting/sales leads/ training)
 drives productivity, consistency and compliance

CNO Financial Group

Bankers Life
▪ LTC is an important product that enables Bankers Life to meet the needs of its customers
▪ Stable financial results
▪ Bankers experience and strategy enable us to differentiate through:
 – Stringent underwriting
 – Low exposure to higher risk product benefits (i.e. “0” day elimination period,
 “lifetime” benefits, high compound inflation, etc.)
 – Successful proactive in-force rate actions over last five years
 – Rigorous claim management
 – New business priced for higher returns
 – Career Distribution channel positively impacts underwriting and re-rate results
LTC Update

4Q09	1Q10	2Q10	3Q10	4Q10
Insurance policy income	$477.0	$396.2	$400.7	$405.1	$394.2
Net investment income:					
General account assets	165.8	172.2	177.0	182.4	187.7
Other portfolios	6.9	13.7	(16.5)	26.1	16.3
Fee revenue and other income	4.8	2.3	2.7	3.6	4.2
Total revenues	654.5	584.4	563.9	617.2	602.4
Insurance policy benefits	402.9	350.6	344.2	341.8	339.9
Amounts added to policyholder account balances	59.8	65.9	38.5	60.3	66.1
Amortization related to operations	54.7	67.0	70.6	76.4	76.5
Interest expense on investment borrowings	-	-	-	-	1.0
Other operating costs and expenses	52.5	47.7	46.6	43.2	47.5
Total benefits and expenses	569.9	531.2	499.9	521.7	531.0
Income before net realized investment gains (losses), net of related amortization and income taxes	$84.6	$53.2	$64.0	$95.5	$71.4

CNO Financial Group

Quarterly Earnings
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 11.8%
Bankers Life
($ millions)

CNO Financial Group

▪ Earnings of $28.7 million, up 25%
 – Reflects an increase in earnings from our supplemental health products due to growth in this block of business and lower claims
▪ Sales (NAP) of $19 million, up 3%
 – Supplemental health NAP of $17.5 million, up 15%
▪ Strong supplemental health sales growth in both WNIC
 Independent and PMA channels
4Q Summary
Washington National

$17.5
$15.2
$1.4
$0.7
$0.7
$0.2
$1.5
$0.8
Life
Annuities
Medicare Supplement
Supplemental Health

CNO Financial Group

Washington National
▪ Supplemental health sales up 15%
 – PMA up 18%
 – WNIC Independent up 8%
▪ Worksite sales* up 3%
 – WNIC Independent up 20%
 – PMA down 3%
4Q09 NAP
4Q10 NAP
4Q10 Sales Results
* Worksite sales include supplemental health and life
($ millions)

4Q09	1Q10	2Q10	3Q10	4Q10
Insurance policy income	$146.9	$145.4	$144.7	$144.9	$146.0
Net investment income:					
General account assets	45.6	45.5	45.8	46.2	46.7
Other portfolios	(1.1)	(0.1)	0.1	0.2	1.0
Fee revenue and other income	(0.1)	0.3	0.2	0.3	0.3
Total revenues	191.3	191.1	190.8	191.6	194.0
Insurance policy benefits	116.1	112.5	116.7	112.4	109.0
Amortization related to operations	11.8	14.8	13.1	14.4	14.6
Other operating costs and expenses	40.4	36.2	39.9	37.6	41.7
Total benefits and expenses	168.3	163.5	169.7	164.4	165.3
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	$23.0	$27.6	$21.1	$27.2	$28.7

CNO Financial Group

Quarterly Earnings
Washington National
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding
GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 9.9%
($ millions)

CNO Financial Group

▪ Earnings of $5.8 million, compared to $5.9 million
 – Unfavorable mortality in life products
 – Substantially offset by increased earnings in core life products due to growth and higher investment yields
▪ Sales growth continues:
 – NAP up 13%
 – 2010 sales up 11%
 – 2010 lead generation up 35%
Summary
Colonial Penn

4Q09	1Q10	2Q10	3Q10	4Q10
Insurance policy income	$47.9	$48.2	$49.3	$48.8	$48.6
Net investment income	9.6	9.7	9.7	9.9	10.0
Fee revenue and other income	0.3	0.2	0.1	0.2	0.2
Total revenues	57.8	58.1	59.1	58.9	58.8
Insurance policy benefits	35.1	36.4	35.2	36.1	36.1
Amounts added to policyholder account balances	0.3	0.3	0.2	0.3	0.2
Amortization related to operations	8.5	8.7	8.8	7.0	8.8
Other operating costs and expenses	8.0	7.4	7.3	7.7	7.9
Total benefits and expenses	51.9	52.8	51.5	51.1	53.0
Income before net realized investment gains (losses) net of related amortization and income taxes	$5.9	$5.3	$7.6	$7.8	$5.8

CNO Financial Group

Quarterly Earnings
Colonial Penn
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding
GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 7.6%
($ millions)

CNO Financial Group

▪ Earnings of $6.0 million, compared to loss of $29.7 million
 – Results in 4Q10 reflect favorable mortality in this segment’s life block which increased earnings by $6 million
 – Results in 4Q09 were unfavorably impacted by:
 • Amortization of insurance intangibles of $15 million
 • Regulatory and legal settlements of $14 million
4Q Summary
Other CNO Business

CNO Financial Group

Sharpened Focus
▪ Continued focus on:
 – Non-Guaranteed Element Management
 – Expense Management
 – Risk Mitigation
▪ Near-term results expected to continue to be volatile
 – Portions of the business are in loss recognition
 – Present value impact of some assumption changes
 – NGE changes require a methodical approach
▪ Yue vs. Conseco Life Litigation
 – Rate increase in question had been previously withdrawn
 – Appealing court’s declaratory judgment as to what items could be considered in future cost of insurance (COI) rate increases on these ValueLife/ValueTerm policies
 – Conseco Life is preparing COI rate increases consistent with court decision and regulatory settlement agreement
 – No reserve increase or intangible write-off resulted from court’s decision
Other CNO Business

4Q09	1Q10	2Q10	3Q10	4Q10
Insurance policy income	$75.7	$74.8	$73.2	$75.7	$74.2
Net investment income:					
General account assets	86.3	87.8	88.5	88.0	87.8
Other portfolios	4.4	4.8	(8.1)	8.5	7.3
Total revenues	166.4	167.4	153.6	172.2	169.3
Insurance policy benefits	90.9	90.3	84.3	110.4	82.6
Amounts added to policyholder account balances	44.3	43.0	31.9	38.7	39.8
Amortization related to operations	21.3	12.2	3.6	20.7	15.1
Interest expense on investment borrowings	5.0	5.0	5.0	5.1	4.9
Other operating costs and expenses	34.6	18.8	20.0	21.7	20.9
Total benefits and expenses	196.1	169.3	144.8	196.6	163.3
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	($29.7)	($1.9)	$8.8	($24.4)	$6.0

CNO Financial Group

Quarterly Earnings (Losses)
Other CNO Business
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding
GAAP measure.
($ millions)

CNO Financial Group

2010 Refinancing
▪ $650 million of new financing
 – $275 million 9.0% senior secured notes due January 2018
 – $375 million senior secured credit facility amortizing through
 September 2016
▪ Proceeds used to extinguish the previous senior secured credit facility of
 $652 million
▪ Extended debt maturity profile by over 3 years
▪ Diversified sources of financing
▪ Increased financial flexibility

700
600
500
400
300
200
100
0
602
577
293
293
60
35
25
65
40
25
25
2011
2012
2013
2014
2015
2016
2017
2018

700
600
500
400
300
200
100
0
85
293
85
275
275
50
30
25
55
30
25
65
40
25
80
55
75
75
2011
2012
2013
2014
2015
2016
2017
2018

CNO Financial Group

2011 - 2018
2011 - 2018
Term Loan
Sr. Health Note
Convertible
9% Notes
Sr. Health Note
Convertible Debentures
Sr. Credit Facility
(1) Conversion price is $5.49. CNO can force conversion after 6/30/13 if CNO stock trades above $7.69 for 20 or more days in a consecutive 30 day trading period. On 12/31/2010, CNO’s stock closed at $6.78.
(1)
Prior Maturity Profile
Current Maturity Profile
($ millions)
$
$
Debt Maturity Profile

4Q09
$307.3
1Q10
$315.2
2Q10
$321.1
3Q10
$326.5
4Q10
$332.2

CNO Financial Group

Net Investment Income
CNO
▪ Increase in investment income due
 principally to growth in average assets
▪ 4Q10 decline in realized yield due primarily to
 expansion of FHLB loans
 – Floating rate
 – Matched
▪ Full year portfolio yield increase due
 primarily to investments at yields exceeding
 portfolio rate
General Account Investment Income
Yield:	5.63%	5.76%	5.83%	5.86%	5.77%
($ millions)

4Q09	1Q10	2Q10	3Q10	4Q10
Gross Gains	$110.5	$50.9	$60.9	$101.5	$138.8
Gross Losses	(96.4)	(35.5)	(49.7)	(73.4)	(13.5)
Losses due to recognition of other-than-temporary impairments recognized in earnings	(31.1)	(20.3)	(27.9)	(24.5)	(77.1)
Amortization adjustments to insurance intangibles	(0.5)	0.1	(0.5)	(0.1)	(11.0)
Net investment gains (losses) before tax	(17.5)	(4.8)	(17.2)	3.5	37.2
Income tax benefit (expense)	15.0	1.7	6.0	(1.2)	(13.1)
Net investment gains (losses) after tax	($2.5)	($3.1)	($11.2)	$2.3	$24.1

CNO Financial Group

Realized Gains/Losses Recognized
through Net Income
CNO
($ millions)

Unrealized Gain/Loss
% of Invested Assets
Unrealized Gain/Loss
% of Invested Assets
1,600
1,400
1,200
1,000
800
600
400
200
0
(200)
(400)
(600)
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%

CNO Financial Group

Unrealized Gain/Loss*
CNO
($ millions)
*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.
4Q09
1Q10
2Q10
3Q10
4Q10
$

Gross Amounts	Amount Recognized through AOCI/L	Amount Recognized through Net Income
Corporates	$ 70.7	$ -	$ 70.7
Alt-A/Prime Jumbo	1.9	0.2	2.1
CMBS	0.1	(0.1)	-
Subprime	0.5	-	0.5
Municipals	0.3	-	0.3
CDO	0.5	-	0.5
Commercial Mortgage Loans	3.0	-	3.0
Total	$ 77.0	$ 0.1	$ 77.1

CNO Financial Group

4Q10 Impairments
CNO
($ millions)

MTM reflects low market yields in most credit sectors

Market Value
Book Value
$13,168
$12,648
$1,914
$1,913
$1,763
$1,761
$1,230
$1,246
$1,369
$1,305
$1,800
$1,893
$645
$640
$621
$613
$1,426
$1,425
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Cash & Other

CNO Financial Group

Asset Allocation at 12/31/10*
CNO
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
($ millions)

CNO Financial Group

▪ 91% investment grade
Fixed Maturities, available for sale, by Rating
at 12/31/10 (Market Value)
% of Bonds which are Investment Grade:	12/31/09 93%	3/31/10 93%	6/30/10 92%	9/30/10 92%	12/31/10 91%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
AAA
14%
AA
10%
A
23%
BBB
44%
<BBB
9%

Rating	Market Value (mil.)	Book Value (mil.)	% of Alt-A*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$60.7	$60.9	20.5%	717	36.4%	21.2%	3.6%	0.25%
AA	78.4	77.7	26.4%	711	19.3%	13.3%	1.0%	0.33%
A	31.0	29.1	10.4%	713	11.1%	15.2%	1.2%	0.13%
BBB	35.0	34.9	11.8%	715	15.4%	14.5%	2.1%	0.15%
<BBB	91.7	93.8	30.9%	715	7.2%	19.0%	3.4%	0.38%
Total	$296.8	$296.4	100.0%	714	17.8%	17.0%	2.4%	1.24%

CNO Financial Group

Alt-A at 12/31/10
CNO
▪ 1.2% of total invested assets
▪ 100% NAIC 1 classification
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ Collateral performing better than overall Alt-A collateral universe in terms of delinquency and accumulated loss trends
▪ All securities evaluated using market-consistent estimates of future collateral performance
*Market value.
($ millions)

Rating	Market Value (mil.)	Book Value (mil.)	% of Prime Jumbo*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$140.6	$138.1	15.4%	736	7.0%	3.0%	0.07%	0.59%
AA	85.9	85.7	9.4%	739	15.7%	7.6%	0.68%	0.36%
A	184.4	183.4	20.2%	728	24.9%	13.5%	2.67%	0.77%
BBB	71.4	67.0	7.8%	743	8.9%	8.6%	0.88%	0.30%
<BBB	429.6	422.9	47.2%	739	6.8%	8.7%	0.90%	1.80%
Total	$911.9	$897.1	100.0%	737	11.5%	8.7%	1.11%	3.82%

CNO Financial Group

Prime Jumbo at 12/31/10
CNO
▪ 3.8% of total invested assets
▪ 98% NAIC 1 classification
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
*Market value.
($ millions)

Our CMBS exposure is heavily weighted towards original AAA-rated securities with substantial credit support and seasoned vintages with relatively stronger qualitative characteristics.

	AAA	AA	A	BBB	<BBB
Pre-2004	$ 189.5	$ 29.4	$ 29.4	$ 4.0	$ -
2004	122.1	13.3	7.3	14.3	-
2005	279.4	17.8	9.4	4.0	7.0
2006	144.2	62.1	-	2.4	-
2007	291.1	-	-	-	-
2009	65.6	-	-	-	-
2010	-	12.5	-	-	-
Total BV	$1,091.9	$135.1	$46.1	$24.7	$7.0
Total MV	$1,162.7	$138.8	$44.0	$19.9	$3.5

CNO Financial Group

CMBS at 12/31/10
CNO
Pre-2004
19.3%
2004
12.0%
2005
24.4%
2006
16.0%
2007
22.3%
2009
5.0%
($ millions)
2010
1.0%

Rating	Market Value (mil.)	Book Value (mil.)	% of CMBS*	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$1,162.7	$1,091.9	84.9%	28.6%	4.9%	0.7%	4.86%
AA	138.8	135.1	10.1%	19.4%	3.8%	0.0%	0.58%
A	44.0	46.1	3.2%	10.3%	2.5%	0.4%	0.18%
BBB	19.9	24.7	1.5%	8.9%	1.7%	0.4%	0.08%
<BBB	3.5	7.0	0.3%	5.4%	4.5%	0.3%	0.01%
Total	$1,368.9	$1,304.8	100.0%	26.7%	4.7%	0.6%	5.71%

CNO Financial Group

CMBS at 12/31/10
CNO
▪ 5.7% of invested assets
▪ 99.5% NAIC 1 classification
▪ Negligible effect from Blackrock/NAIC rating process
▪ Collateral performing materially better than overall CMBS collateral universe in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
*% of market value
($ millions)

CNO Financial Group

Commercial Mortgage Loans at 12/31/10
CNO
By Property Type
▪ Current LTV of approximately 60.1%
▪ Trailing debt service coverage ratio (DSCR) stable at approximately 1.41
▪ As of 12/31/10, 1 delinquent loan ($.1mm unpaid balance)
2010
4.7%
2009
0.4%
2008
18.7%
2007
20.4%
2006
18.9%
2005
9.4%
2004 and Prior
27.5%
Office
37.2%
Indus.
17.9%
Other
0.2%
Retail
39.8%
Multi-
Family
4.9%

CNO Financial Group

Summary
▪ Solid earnings continued in Q4
▪ Refinanced debt in Q4, provides more flexibility going
 forward
▪ Improvements being recognized
 – Credit rating upgrades
 – Reduction in tax valuation allowance
▪ Continued emphasis on profitable growth
 – 2011 first year of baby boomers turning 65
 – Adding 15 new locations for Bankers Life in 2011
 – Expanding PMA’s recruiting capacity and sales
 management team
CNO

CNO Financial Group

Questions and Answers

CNO Financial Group

Appendix

Debt to Capital*
35%
30%
25%
20%
15%
10%
5%
0%
30.0%
21.63%
21.56%
21.31%
21.17%
19.99%
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

2,000
1,500
1,000
500
0
$1,414
$1,465
$1,497
$1,522
$1,596
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

RBC Ratio
300%
200%
309%
319%
318%
320%
332%
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

CNO Financial Group

Covenant Metrics
Interest Coverage Ratio
Statutory Surplus ($ millions)
*Excludes Accumulated Other Comprehensive Income (Loss), as defined by the senior credit facility
$1,200
CNO
225%
Levels reflect covenants per
new agreement
▪ The ratio of available cash flow to interest
 expense must equal or exceed 2.0
▪ Covenant requirement begins 3/31/2011

Cash Balance 09/30/10	$190.1
Sources	
Issuance of Debt	630.6
Dividends from Insurance Subsidiary	15.0
Surplus Debenture Interest	12.3
Management and Investment Fees, Net	30.1
Total Sources	688.0
Uses	
Interest	23.7
Debt Repayments	677.1
Holding Company Expenses and Other	1.2
Capital Contributions	15.0
Total Uses	717.0
Cash Balance 12/31/2010	$161.1

CNO Financial Group

4Q10 Liquidity
CNO
($ millions)

For twelve months ended December 31, 2010	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pre-tax operating earnings (a non-GAAP financial measure)	$ 284.1	$ 104.6	$ 26.5	$ (11.5)	$ (122.1)	$ 281.6
Adjustment to investment income to reflect capital at 275% RBC	(3.4)	(1.2)	0.3	2.4	1.9	-
Interest allocated on corporate debt	(39.3)	(16.7)	(5.5)	(17.9)	79.4	-
Income tax (expense) benefit	(87.0)	(31.2)	(7.6)	9.7	16.4	(99.7)
Adjusted operating earnings for purposes of calculating operating return on allocated capital	$ 154.4	$ 55.5	$ 13.7	$ (17.3)	$ (24.4)	$ 181.9

Trailing 4 Quarter Average as of December 31, 2010	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Capital allocation based on 275% RBC	$ 1,811.4	$ 776.5	$ 250.0	$ 837.8	$ (627.2)	$ 3,048.5
Allocation of corporate debt	(506.6)	(217.3)	(70.2)	(234.5)	1,028.6	-
Allocated capital for the purpose of determining return on allocated capital	$ 1,304.8	$ 559.2	$ 179.8	$ 603.3	$ 401.4	$ 3,048.5

CNO Financial Group

Operating Return on Allocated Capital Computation*
Adjusted operating earnings for the purpose of calculating operating return on allocated capital is determined as follows:
Allocated capital is calculated as follows:
* A non-GAAP financial measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.
Operating Return on Allocated Capital: 11.8% 9.9% 7.6% -2.9% -6.1% 6.0%
($ millions)

CNO Financial Group

Commercial Mortgage Loans at 12/31/10
CNO
Pacific
10.1%
Mountain
10.2%
West North
Central
14.0%
West South
Central
6.5%
East North
Central
15.6%
East South
Central
3.1%
New England
9.0%
Middle
Atlantic
8.5%
South
Atlantic
23.0%

2011
$25
2012
$40
2013
$155
2014
$89
2015
$123
2016
$137
2017
$268
2018
$284
2019
$59
2020
$39
2021
$11
2022
$104
2023
$48
2024
$23
2025
$58
Post 2025
$298

CNO Financial Group

Commercial Mortgage Loans at 12/31/10
By Maturity
CNO
($ millions)

CNO Financial Group

Collected Premiums
CNO
▪ Trailing 4 quarters down 13%
 – Decline at Bankers Life due
 primarily to termination of
 PFFS reinsurance contracts
 – Stable results at Colonial
 Penn
 – Slight decline at Washington
 National primarily due to
 Wilton Re transaction in
 3Q09
 – Decline at OCB primarily
 due to Wilton Re transaction
 in 3Q09 and continued run-
 off of inforce blocks, as
 expected
CP
Washington
National
Collected Premiums -Trailing 4 Quarters
4Q09
$4,114.8
1Q10
$3,937.2
BLC OTHER
2Q10
$3,819.6
BLC PFFS
3Q10
$3,651.1
4Q10
$3,590.1
OCB
($ millions)

4Q09
$84.6
1Q10
$53.2
2Q10
$64.0
3Q10
$95.5
4Q10
$71.4

CNO Financial Group

Segment Performance
Bankers Life
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
▪ Earnings of $71.4 million, down
 16%
 – Results in 4Q10 were favorably impacted by $18 million
 increase from improved spreads and growth in the annuity
 block
 – Results in 4Q10 were unfavorably impacted by:
 • $4 million from unfavorable mortality
 • $3 million from unfavorable Med Supp persistency
 – Results in 4Q09 were favorably impacted by:
 • $11 million from PFFS business we assumed from
 Coventry, the last of which expired on January 1, 2010
 • $10 million due to positive development of long-term
 care reserves and the impact of policyholder actions
 following rate increases
 • A $6 million out-of-period correction
PTOI-Trailing 4 Quarters: $278.0 $286.5  $287.2 $297.3 $284.1
Revenues-Quarterly: $654.5 $584.4 $563.9 $617.2 $602.4
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $2,647.5 $2,596.8 $2,497.9 $2,420.0 $2,367.9
($ millions)

4Q09
$28.2
1Q10
$27.2
2Q10
$29.4
3Q10
$29.3
4Q10
$30.5

CNO Financial Group

Premiums - Med Supp
▪ First-year premiums up 8%
Med Supp - First-Year Premiums
Bankers Life
($ millions)
Policies issued and not included in NAP (net of chargebacks, in thousands):
PFFS policies issued:	-1.0	22.8	-0.4	0.1	0.4
PDP policies issued:	1.3	8.0	0.3	1.0	0.4
Med Supp First-Year Prems.-Tr. 4 Qtrs:	$91.7	$99.2	$107.5	$114.1	$116.4
Med Supp Total Premiums-Quarterly:	$173.8	$176.6	$168.8	$170.1	$182.3
Med Supp NAP-Quarterly:	$56.8	$19.4	$21.0	$16.0	$31.8
Med Supp NAP-Trailing 4 Quarters:	$114.3	$115.3	$117.1	$113.2	$88.2

(Net) $5.9
(Net) $4.8
(Net) $5.5
(Net) $5.7
(Net) $6.2

CNO Financial Group

Premiums - Long-Term Care
▪ Net first-year premiums* up 5%,
 reflecting reduction in new
 business reinsurance
First-Year Prems.-Tr. 4 Qtrs: $17.7 $18.3 $19.1 $21.9 $22.2
Total Premiums-Quarterly: $149.5 $149.5 $146.6 $145.0 $143.5
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $8.3 $8.6 $8.7 $7.2 $6.7
NAP-Trailing 4 Quarters: $35.4 $36.5 $35.4 $32.8 $31.2
*Includes $3.4 million in 4Q09, $4.3 million in 1Q10, $3.7 million in 2Q10, $2.8 million in 3Q10 and $2.0 million in 4Q10 of premiums ceded under business reinsurance agreement.
4Q09
(Direct)
$9.3
1Q10
(Direct)
$9.1
2Q10
(Direct)
$9.2
3Q10
(Direct)
$8.5
4Q10
(Direct)
$8.2
Bankers Life
($ millions)

CNO Financial Group

Premiums - Life Insurance
▪ First year premiums up 17%
First-Year Prems.-Tr. 4 Qtrs: $82.6 $86.0 $91.4 $93.8 $97.7
Total Premiums-Quarterly: $61.4 $46.5 $52.1 $54.8 $56.2
Life - First-Year Premiums
NAP-Quarterly: $13.7 $15.8 $17.3  $16.3 $15.9
NAP-Trailing 4 Quarters: $57.7 $60.9 $62.6  $63.1 $65.3
SPWL
Non-
SPWL
4Q09
$23.0
$10.8
$12.2
1Q10
$20.2
$9.6
$10.6
2Q10
$24.8
$12.4
$12.4
3Q10
$25.8
$11.9
$13.9
4Q10
$26.9
$12.3
$14.6
Bankers Life
($ millions)

4Q09
$197.3
1Q10
$223.1
2Q10
$280.0
3Q10
$264.7
4Q10
$233.4

CNO Financial Group

Premiums - Annuity
 ▪ First-year premiums up 18%
First-Year Prems.-Tr. 4 Qtrs: $1,057.1 $979.1 $984.4 $965.1 $1,001.2
Total Premiums-Quarterly: $198.2 $224.4 $281.1 $265.8 $234.4
Annuity - First-Year Premiums
Bankers Life
($ millions)

4Q08
10.9%
1Q09
10.5%
2Q09
12.4%
3Q09
9.1%
4Q09
8.3%
1Q10
9.2%
2Q10
10.5%
3Q10
9.7%
4Q10
7.7%

- **Over 88% of our annuities are subject to surrender charge:**

4Q08
11.1%
1Q09
10.4%
2Q09
10.3%
3Q09
7.9%
4Q09
7.5%
1Q10
8.9%
2Q10
9.8%
3Q10
9.2%
4Q10
8.0%

CNO Financial Group

▪ Total account value:
 – IAs - $1.9 billion
 – Non-IAs - $4.5 billion
▪ Average account value:
 – IAs - $1.9 billion
 – Non-IAs - $4.7 billion
 – IAs - 96%
 – Non-IAs - 85%
Annuity Surrenders
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
Bankers Life

4Q09
68.4%
1Q10
88.7%
2Q10
89.8%
3Q10
64.4%
4Q10
60.7%

CNO Financial Group

Benefit Ratio* - PDP
▪ Down 7.7 points, impacted by
 improved pricing and plan design
 changes
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
Bankers Life

4Q09
71.7%
1Q10
72.8%
2Q10
70.7%
3Q10
69.5%
4Q10
70.7%

CNO Financial Group

Benefit Ratio* - Med Supp
▪ 4Q10 impacted by favorable
 claims experience
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
Bankers Life

4Q09
66.4%
1Q10
75.2%
2Q10
71.9%
3Q10
73.2%
4Q10
71.5%

CNO Financial Group

Interest-Adjusted Benefit
Ratio* - LTC
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.
▪ 4Q09 reflects a reserve release
 due to positive development of
 reserves and the impact of
 policyholder actions following
 rate increases in 2009
Trailing 4 Quarter Avg.: 67.9% 69.6% 71.0% 71.7% 73.0%
Qtrly. non-int. adjusted: 104.3% 114.4% 113.0% 114.2% 113.3%
Bankers Life

6,704
7,579
8,431
9,402
7,938
2006
2007
2008
2009
2010

- Recruiting is down versus 2009, but comparable to pre-2009 levels
    - Recruiting trends similar to peers

CNO Financial Group

New Agent Contracts
Bankers Life
 ▪ 15 new locations planned in 2011

CNO Financial Group

LTC Rate Increase
Bankers Life
▪ We are filing for an additional increase on almost all plans sold between
 2002 and 2005.
▪ For plans generally sold between 1992-2003, we are filing for an additional increase ONLY on policies with inflation protection.
▪ For these two blocks, premium increase filings are in progress:
 – We expect to implement rate increases of about $35 million after all states have approved, of which approximately $5.5 million of approvals had been received as of 12/31/10.
Additional rate increase filings commenced on our LTC portfolio in
October

4Q09
$23.0
1Q10
$27.6
2Q10
$21.1
3Q10
$27.2
4Q10
$28.7

CNO Financial Group

Segment Performance
Washington National
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $110.9 $104.9 $100.8 $98.9 $104.6
Revenues-Quarterly: $191.3 $191.1 $190.8 $191.6 $194.0
Pre-Tax Operating Income*
Revenues-Tr. 4 Quarters: $788.3 $780.2 $771.4 $764.8 $767.5
($ millions)
▪ Earnings of $28.7 million, up 25%
 – Reflects an increase in earnings
 from our supplemental health
 products due to growth in this block
 of business and lower claims

4Q09
$12.3
1Q10
$12.5
2Q10
$13.1
3Q10
$13.0
4Q10
$13.4

CNO Financial Group

Premiums -
Supplemental Health
Washington National
▪ NAP up 15%
 – Increased focus on supplemental
 health products
 – Momentum increasing in Worksite
 market
First-Year Prems.-Tr. 4 Qtrs: $45.4 $47.7 $49.7 $50.9 $52.0
Total Premiums-Quarterly: $99.0 $99.6 $100.2 $101.5 $104.2
Supplemental Health - First-Year Premiums
NAP-Quarterly: $15.2 $14.6 $17.5 $18.0 $17.5
NAP-Trailing 4 Quarters: $57.5 $60.6 $63.4 $65.3 $67.6
($ millions)

Washington National

4Q09
49.1%
1Q10
49.4%
2Q10
52.0%
3Q10
50.5%
4Q10
45.0%

CNO Financial Group

Interest-Adjusted Benefit Ratio* -
Supplemental Health Insurance
Trailing 4 Quarter Avg.: 46.0%  47.8% 48.4% 50.3% 49.2%
Qtrly. non-int. adjusted:  82.0%  82.3% 83.2% 81.3% 75.0%
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.
▪ Down 4.1 points vs. 4Q09 due
 to favorable claim experience
▪ Non-interest adjusted ratio
 75.0% vs. 4Q09 82.0%

CNO Financial Group

Segment Performance
Colonial Penn
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
▪ Earnings of $5.8 million, down
 1.7%
 – Unfavorable mortality in life
 products
 – Substantially offset by increased
 earnings in core life products due
 to growth and higher investment
 yields
PTOI-Trailing 4 Quarters: $29.4 $29.6 $26.2 $26.6  $26.5
Revenues-Quarterly: $57.8 $58.1 $59.1 $58.9 $58.8
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $235.7 $236.7 $233.1 $233.9 $234.9
($ millions)

CNO Financial Group

Premiums - Life Insurance
Colonial Penn
▪ Sales (NAP) up 13%
▪ YTD sales up 11%
▪ YTD lead generation up 35%
First-Year Prems.-Tr. 4 Qtrs: $33.0 $31.7 $31.4 $31.6 $32.3
Total Premiums-Quarterly: $48.9 $47.3 $46.7 $46.9 $46.8
Life - First-Year Premiums
NAP-Quarterly:  $8.4 $13.1 $12.2 $11.5 $9.5
NAP-Trailing 4 Quarters: $41.9 $42.7 $44.3 $45.2 $46.3
($ millions)

CNO Financial Group

Segment Performance
Other CNO Business
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
 – Results in 4Q09 were unfavorably impacted by:
 • Regulatory and legal settlements of
 $14 million
PTOI-Trailing 4 Quarters: $(43.6) $(43.1) $(30.3) $(47.2) $(11.5)
Revenues-Quarterly: $166.4 $167.4 $153.6 $172.2 $169.3
Pre-Tax Operating Income (Loss)*
Revenues-Tr. 4 Quarters: : $712.3 $699.7 $670.4 $659.6 $662.5
($ millions)

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with
GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange
Commission that are available in the “Investors - SEC Filings” section of CNO’s website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses and increases or decreases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

4Q09	1Q10	2Q10	3Q10	4Q10
Net income applicable to common stock	$ 18.2	$ 33.9	$ 33.1	$ 49.4	$ 168.2
Net realized investment (gains) losses, net of related amortization and taxes	2.5	3.1	11.2	(2.3)	(24.1)
Valuation allowance for deferred tax assets	3.0	-	-	-	(95.0)
Loss on extinguishment or modification of debt	8.3	1.2	0.6	-	2.6
Net operating income (a non-GAAP financial measure)	$ 32.0	$ 38.2	$ 44.9	$ 47.1	$ 51.7
Per diluted share:					
Net income	$ 0.09	$ 0.13	$ 0.12	$ 0.17	$ 0.56
Net realized investment (gains) losses, net of related amortization and taxes	0.01	0.01	0.04	(0.01)	(0.08)
Valuation allowance for deferred tax assets	0.01	-	-	-	(0.31)
Loss on extinguishment or modification of debt	0.04	-	-	-	0.01
Net operating income (a non-GAAP financial measure)	$ 0.15	$ 0.14	$ 0.16	$ 0.16	$ 0.18

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows
(dollars in millions, except per-share amounts):

4Q09	1Q10	2Q10	3Q10	4Q10
Total shareholders' equity	$ 3,532.4	$ 3,720.1	$ 4,182.8	$ 4,604.3	$ 4,325.3
Less accumulated other comprehensive income (loss)	(264.3)	(103.0)	318.8	688.1	238.3
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,796.7	$ 3,823.1	$ 3,864.0	$ 3,916.2	$ 4,087.0
Shares outstanding for the period	250,786,216	250,929,801	251,044,745	251,046,412	251,084,174
Book value per share	$ 14.09	$ 14.83	$ 16.66	$ 18.34	$ 17.23
Less accumulated other comprehensive income (loss)	(1.05)	(0.41)	1.27	2.74	0.95
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 15.14	$ 15.24	$ 15.39	$ 15.60	$ 16.28

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
Book value, excluding accumulated other comprehensive income (loss), per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income (loss) has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
Operating return measures
Management believes that an analysis of return before loss on extinguishment or modification of debt, net realized gains or losses, and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses, and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to return on allocated capital measures assume a capital allocation based on a 275% targeted risk-based capital at the segment level. Additionally, corporate debt has been allocated to the segments.

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment operating return for purposes of calculating operating return on allocated capital	$ 154.4	$ 55.5	$ 13.7	$ (17.3)	$ (24.4)	$ 181.9
Net income						$ 284.6
Trailing 4 Quarter Average as of December 31, 2010						
Allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,304.8	$ 559.2	$ 179.8	$ 603.3	$ 401.4	$ 3,048.5
Common shareholders' equity						$ 4,109.1
Operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	11.8%	9.9%	7.6%	-2.9%	-6.1%	6.0%
Return on equity						6.9%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The calculations of: (i) operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (ii) return on equity, for the twelve months ended December 31, 2010, are as follows (dollars in millions):
(Continued on next page)

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pretax operating earnings (a non-GAAP financial measure)	$ 284.1	$ 104.6	$ 26.5	$ (11.5)	$ (122.1)	$ 281.6
Adjustment to investment income to reflect capital at 275%	(3.4)	(1.2)	0.3	2.4	1.9	-
Interest allocated on corporate debt	(39.3)	(16.7)	(5.5)	(17.9)	79.4	-
Income tax (expense) benefit	(87.0)	(31.2)	(7.6)	9.7	16.4	(99.7)
Segment operating return for purposes of calculating operating return on allocated capital	$ 154.4	$ 55.5	$ 13.7	$ (17.3)	$ (24.4)	181.9
Net realized investment gains, net of related amortization and taxes						12.1
Loss on extinguishment of debt						(4.4)
Valuation allowance for deferred tax assets						95.0
Net income						$ 284.6

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating return (loss) and consolidated net income
(loss) for the year ended December 31, 2010, is as follows (dollars in millions):
(Continued on next page)

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Trailing 4 Quarter Average as of December 31, 2010						
Allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,304.8	$ 559.2	$ 179.8	$ 603.3	$ 401.4	$ 3,048.5
Net operating loss carryforwards	-	-	-	-	837.9	837.9
Accumulated other comprehensive income (loss)	136.8	25.5	14.5	54.2	(8.3)	222.7
Adjustment to reflect capital at 275% RBC	41.9	11.6	(3.9)	(46.6)	(3.0)	-
Allocation of corporate debt	506.9	217.3	69.8	234.5	(1,028.5)	-
Common shareholders' equity	$ 1,990.4	$ 813.6	$ 260.2	$ 845.4	$ 199.5	$ 4,109.1

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of average allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Dec-09	Mar-10	Jun-10	Sep-10	Dec-10	Average
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,929.1	$ 2,966.8	$ 3,025.9	$ 3,119.2	$ 3,233.9	$ 3,048.5
Net operating loss carryforwards	867.5	856.3	838.1	797.0	853.1	837.9
Accumulated other comprehensive income (loss)	(264.2)	(103.0)	318.8	688.1	238.3	222.7
Common shareholders' equity	$ 3,532.4	$ 3,720.1	$ 4,182.8	$ 4,604.3	$ 4,325.3	$ 4,109.1

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-
GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions):
(Continued from previous page)

4Q09	1Q10	2Q10	3Q10	4Q10
Corporate notes payable	$ 1,037.4	$ 1,037.2	$ 1,029.4	$ 1,029.8	$ 998.5
Total shareholders' equity	3,532.4	3,720.1	4,182.8	4,604.3	4,325.3
Total capital	4,569.8	4,757.3	5,212.2	5,634.1	5,323.8
Corporate debt to capital	22.70%	21.80%	19.75%	18.28%	18.76%

	4Q09	1Q10	2Q10	3Q10	4Q10
Corporate notes payable	$ 1,037.4	$ 1,037.2	$ 1,029.4	$ 1,029.8	$ 998.5
Add unamortized discount on debt	7.7	7.9	15.7	15.3	19.5
Par value of notes payable	1,045.1	1,045.1	1,045.1	1,045.1	1,018.0
Interest payable and other items	2.8	5.5	1.5	6.5	3.1
Debt as adjusted	1,047.9	1,050.6	1,046.6	1,051.6	1,021.1
Total shareholders' equity	3,532.4	3,720.1	4,182.8	4,604.3	4,325.3
Less accumulated other comprehenxive (income) loss	264.3	103.0	(318.8)	(688.1)	(238.3)
Total capital	$ 4,844.6	$ 4,873.7	$ 4,910.6	$ 4,967.8	$ 5,108.1
Debt to total capital ratio, as defined in our Senior Secured Credit Agreement (a non-GAAP financial measure)	21.63%	21.56%	21.31%	21.17%	19.99%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of the debt to capital ratio to debt to capital, as defined in our Senior Secured Agreement is as follows (dollars in millions)
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive (income) loss has been excluded from the value of capital used to determine this measure. In addition, debt is defined as par value plus accrued interest and certain other items. Management believes this non-GAAP financial measure is useful as the level of such ratio impacts certain provisions in our Senior
Secured Credit Agreement.